UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2016

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35877	46-1347456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1906 Towne Centre Blvd, Suite 370 Annapolis,

Maryland 21401

(Address of principal executive offices)

(410) 571-9860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As of January 25, 2016, Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) and certain of its subsidiaries amended the Company’s senior secured revolving credit facility which provides for maximum total advances of $1.5 billion with the aggregate amount outstanding at any point in time of $500 million and which consists of two components, the G&I Facility and the PF Facility (each as defined below). The amendment did not change the aggregate maximum total advances or the aggregate amount outstanding at any point in time, but instead adjusted borrowing capacity from the PF Facility to the G&I Facility. The amendment provides for maximum amounts outstanding at any point in time of $250 million under each of the G&I Facility and the PF Facility. Following the amendment, the maximum total advances under the G&I Facility is limited to $600 million and under the PF Facility is limited to $900 million.

As part of the transaction, the Company entered into (i) a fifth amendment (the “G&I Amendment”) to that certain Amended and Restated Loan Agreement (G&I), dated as of August 12, 2014, as amended (the “G&I Facility”) with Bank of America, N.A. in its capacity as administrative agent and lender and (ii) a fifth amendment (the “PF Amendment” and together with the G&I Amendment, the “Amendments”) to that certain Amended and Restated Loan Agreement (PF), dated as of August 12, 2014, as amended (the “PF Facility”) with Bank of America, N.A. in its capacity as administrative agent and lender. As part of the Amendments, the Company entered into the Reaffirmation of Guaranty, dated as of January 25, 2016 (the “G&I Guaranty Reaffirmation”), related to the G&I Facility and the Company entered into the Reaffirmation of Guaranty, dated as of January 25, 2016 (the “PF Guaranty Reaffirmation”), related to the PF Facility.

Copies of the G&I Amendment, PF Amendment, G&I Guaranty Reaffirmation and PF Guaranty Reaffirmation are attached as Exhibits 1.1, 1.2, 1.3 and 1.4, respectively, to this Current Report on Form 8-K. The foregoing descriptions of the G&I Amendment, PF Amendment, G&I Guaranty Reaffirmation and PF Guaranty Reaffirmation are not complete and are qualified in their entirety by reference to the full texts of the G&I Amendment, PF Amendment, G&I Guaranty Reaffirmation and PF Guaranty Reaffirmation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Amendment No. 5 to Amended and Restated Loan Agreement (G&I) and Amendment No. 4 to Amended & Restated Intercreditor Agreement, dated January 25, 2016

1.2	Amendment No. 5 to Amended and Restated Loan Agreement (PF), dated January 25, 2016

1.3	Reaffirmation of Guaranty (G&I), dated January 25, 2016

1.4	Reaffirmation of Guaranty (PF), dated January 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Steven L. Chuslo
Name:	Steven L. Chuslo
Title:	Executive Vice President and General Counsel

Date: January 29, 2016